SUPPLEMENT TO THE PROSPECTUS
Supplement dated April 15, 2021, to the Prospectus dated April 29, 2020.

MFS® Mid Cap Growth Series

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Eric Braz	June 2021	Investment Officer of MFS

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Eric Braz	Portfolio Manager	Employed in the investment area of MFS since 2007

1045297                     1                     VMG-SUP-I-041521